UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2017

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Novelion Therapeutics Inc. (the “Company”) held its 2017 annual general meeting of shareholders (the “Annual Meeting”) on June 28, 2017. The shareholders of the Company considered and acted upon the following proposals:

Election of Directors.

The Company’s shareholders elected Jason M. Aryeh, Mark Corrigan, Geoffrey Cox, Kevin Kotler, Jorge Plutzky, Stephen Sabba, Donald Stern, Mary Szela and John Thomas, Jr. to serve on the Board of Directors of the Company (the “Board”) until the Company’s 2018 Annual General Meeting of shareholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
Jason M. Aryeh	10,380,782	0	22,764	2,557,771
Mark Corrigan	10,385,027	0	18,519	2,557,771
Geoffrey Cox	9,640,543	0	763,003	2,557,771
Kevin Kotler	10,384,245	0	19,301	2,557,771
Jorge Plutzky	10,385,347	0	18,199	2,557,771
Stephen Sabba	10,377,878	0	25,668	2,557,771
Donald Stern	10,379,229	0	24,317	2,557,771
Mary Szela	10,384,415	0	19,131	2,557,771
John Thomas, Jr.	9,640,867	0	762,679	2,557,771

Appointment of Auditors.

The Company’s shareholders voted to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
12,940,006	0	21,311	0

Advisory Vote to Approve the Compensation of Named Executive Officers.

The Company’s shareholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A relating to the Annual Meeting, as filed with the Securities Exchange Commission (the “Commission”) on May 1, 2017 (the “Proxy Statement”). The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,337,640	65,906	0	2,557,771

Advisory Vote on the Frequency of the Advisory Vote to Approve the Compensation of Named Executive Officers.

The Company’s shareholders approved, on an advisory, non-binding basis, that the frequency of future advisory votes to approve the compensation paid to the named executive officers of the Company be conducted annually. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,127,332	276,214	0	2,557,771

Consistent with Board’s recommendation and the results of the vote, the Company has determined that the Company will conduct the advisory vote annually.

Amended and Restated Novelion 2017 Equity Incentive Plan.

The Company’s shareholders approved the Amended and Restated Novelion 2017 Equity Incentive Plan, as disclosed in the Company’s Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
7,835,866	2,567,680	0	2,557,771

2017 Employee Stock Purchase Plan.

The Company’s shareholders approved the 2017 Employee Stock Purchase Plan, as disclosed in the Company’s Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,299,706	103,840	0	2,557,771

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

	By:	/s/ Benjamin Harshbarger
	Name:	Benjamin Harshbarger
	Title:	General Counsel

Date: June 29, 2017